UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2026

CPI CARD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37584 (Commission File Number)	26-0344657 (I.R.S. Employer Identification No.)

	CPI Card Group Inc. 10368 W Centennial Road, Littleton, CO (Address of principal executive offices)	80127 (Zip Code)

(720) 681-6304

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PMTS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)

On February 13, 2026, CPI Card Group Inc. (the “Company”) announced that the Company and Jeffrey Hochstadt, Chief Financial Officer, agreed that he will cease serving as Chief Financial Officer effective as of February 13, 2026. Mr. Hochstadt will continue serving the Company through June 30, 2026 as an employee in an advisory capacity to assist the Company in the transition of the Chief Financial Officer role. Upon his June 30, 2026 departure, Mr. Hochstadt will be eligible to receive severance payments and benefits under the Company’s existing U.S. Executive Severance and Change in Control Guidelines (the “Severance Guidelines”), which are described in the Company’s 2025 Proxy Statement.

Also on February 13, 2026, the Company announced that Terra Grantham, currently Senior Vice President, Enterprise Strategy and Growth, has been appointed as Interim Chief Financial Officer in addition to her current role, effective as of February 13, 2026.

Ms. Grantham, age 55, joined the Company in 2017. Ms. Grantham has served as Senior Vice President, Enterprise Strategy and Growth, since October 2025. Prior to that, Ms. Grantham served as Senior Vice President, Financial Planning and Analysis and Strategy where she also had responsibility for Treasury, since 2022, and as Vice President, Strategy and ESG from 2021 to 2022. Prior to 2021, Ms. Grantham served in increasingly senior roles in the Company’s finance, transformation, and strategy organizations. Before joining the Company, Ms. Grantham served in various roles at The Western Union Company and Unilever, and has over 25 years of experience in senior roles in finance, strategy, and product development.

There is no arrangement or understanding between Ms. Grantham and any other person pursuant to which she was appointed as an officer of the Company. Ms. Grantham has no family relationship with any director or executive officer of the Company, or any person nominated or chosen by the Company to become a director or executive officer. In addition, she is not party to any transaction required to be disclosed under Item 404(a) of Regulation S-K.

As of the date of filing of this Current Report on Form 8-K, no material changes to Ms. Grantham’s existing compensation arrangements have been made in connection with her appointment as Interim Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI CARD GROUP INC.

Date: February 17, 2026	By:	/s/ Darren Dragovich
	Name:	Darren Dragovich
	Title:	Chief Legal and Compliance Officer